ARROW DWA TACTICAL: INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.3%
	FIXED INCOME - 98.3%
8,467	iShares 1-3 Year Treasury Bond ETF	$ 726,892
3,192	iShares iBoxx $ High Yield Corporate Bond ETF	277,481
2,317	iShares iBoxx $ Investment Grade Corporate Bond ETF	309,273
3,265	iShares TIPS Bond ETF	420,108
3,384	SPDR Bloomberg Barclays Convertible Securities ETF	297,724
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,022,103)	2,031,478

	SHORT-TERM INVESTMENTS — 0.4%
	MONEY MARKET FUNDS - 0.4%
8,935	First American Government Obligations Fund, Class X, 0.03% (Cost $8,935)(a)	8,935

	TOTAL INVESTMENTS - 98.7% (Cost $2,031,038)	$ 2,040,413
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%	26,128
	NET ASSETS - 100.0%	$ 2,066,541

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of October 31, 2021.